Supplement Dated August 1, 2009
To
Prospectus Dated May 1, 2009
For the
Farmers Variable Annuity (the Contract )
Issued Through
Farmers Annuity Separate Account A (the Separate Account )
Offered by
Farmers New World Life Insurance Company

This Supplement describes important changes that are being made to the maximum age for issuance of the Contract. Please read this Supplement carefully and retain it with your Prospectus for future reference.

Maximum Issue Age

The Contract is available for qualified and non-qualified retirement plans. Effective on August 1, 2009, we will not issue you a Contract for a qualified retirement plan if you are older than age 80 on the issue date, and we will not issue you a Contract for a non-qualified plan if you are older than age 85 on the issue date.

If you have any questions, please call the Service Center toll-free at 1-877-376-8008, or write the Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

Securities offered through Farmers Financial Solutions, LLC, 30801 Agoura Road, Building 1, Agoura Hills, California 91301. Member FINRA & SIPC.